Digital Media Solutions, Inc. Announces Q1 2023 Financial Results
•First-quarter net revenue of $90.3 million
•First-quarter gross margin of 24.7% and Variable Marketing Margin (VMM) of 29.8%
•Completed organizational restructuring and cost reduction plan reducing annualized operating costs by 6%

Clearwater, Fla. -- May 15, 2023 -- Digital Media Solutions, Inc. (NYSE: DMS), a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers, today announced financial results for the quarter ended March 31, 2023.

DMS serves 291 scaled enterprise customers and nearly 6,500 SMBs across the P&C Insurance, Health Insurance, Ecommerce, Career and Education and Consumer Finance verticals with digital performance marketing solutions.

“In the face of an evolving operating landscape, we believe our Q1 2023 results are modestly positive,” said Joe Marinucci, CEO of DMS. “Although in Q2 we are facing some headwinds, particularly in our insurance business, we maintain a positive long-term outlook. A concentrated, in-depth focus on key solutions defines our strategic approach to long-term growth. Our robust and flexible business model is evident in the diversity of our customer base and the broad range of markets we cater to, and we are encouraged by Q1 growth in our Ecommerce and Consumer Finance verticals. Going forward, our focus is to refine our vertical-agnostic, data-driven solutions further, in the US as well as internationally, allowing us to deliver innovative solutions that offer mutual benefit to both consumers and advertisers.”

“Our recent strategic reorganization takes us deeper versus wider, enabling us to excel in competitive markets and concentrate on the key solutions that are poised to drive our long-term growth. The associated reduction in our workforce is resulting in a significant decrease in our operating costs. We remain steadfast in our commitment to managing these expenses, recognizing them as a crucial financial performance lever under our complete control,” Vanessa Guzman-Clark, Interim CFO, added.

First Quarter 2023 Performance:

(All comparisons are relative to the first quarter of 2022)

•Net revenue of $90.3 million, down 17.2%
•Gross profit margin of 24.7%, a decrease of 4.0 PPTS
•Variable Marketing Margin of 29.8%, a decrease of 5.1 PPTS
•Operating expenses totaled $32.5 million, a decrease of  $2.0 million
•Net loss of $20.7 million compared to net income of $5.4 million
•Adjusted EBITDA of $3.4 million compared to $10.5 million
•EPS of $(0.32) compared to $(0.09); and adjusted EPS of $(0.05) compared to $0.00
•Ended the quarter with $20.1 million in cash and cash equivalents, and total debt of $256.6 million

First Quarter 2023 Segment Performance (including intercompany revenue):

(All comparisons are relative to the first quarter of 2022)

•Brand Direct Solutions generated revenue of $55.4 million, down 9.5%. Gross margin was 22.7%, up from 20.9%.
•Marketplace Solutions generated revenue of $37.3 million, down 36.6%. Gross margin was 21.3%, down from 27.9%.
•Technology Solutions generated revenue of $2.3 million, down 0.0%. Gross margin was 74.2%, down from 88.6%.

Second Quarter 2023 Guidance:

DMS is providing updated guidance for the second quarter of 2023, and now anticipates Revenue, Gross Margin, Variable Marketing Margin and Adjusted EBITDA to be in the following ranges:

Second Quarter 2023:
•Net Revenue: $90 – $93 million
•Gross Margin: 23% – 26%
•Variable Marketing Margin: 29% – 34%
•Adjusted EBITDA: $3 – $6 million

Adjusted EBITDA and Variable Marketing Margin are non-GAAP financial measures. Management believes that Adjusted EBITDA and Variable Marketing Margin provide useful information to investors and help explain and isolate the core operating performance of the business — refer to the “Non-GAAP Financial Measures” section below. For guidance purposes, the Company is not providing a quantitative reconciliation of these non-GAAP measures in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense.

Conference Call and Webcast Information:

The U.S. toll-free dial-in for the conference call is 1-833-470-1428, and the international dial-in number is 1-404-975-4839. The access code is 747018. A live webcast of the conference call will be available on the investor relations page of the company's website at https://investors.digitalmediasolutions.com.

A replay will be available after the conclusion of the call on May 15, 2023, through May 22, 2023. The U.S. toll-free replay dial-in number is 1-866-813-9403, and the international replay dial-in number is 1-929-458-6194. The access code is 519795.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance upon such acts and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its and ClickDealer’s future performance and its ability to implement its strategy and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) DMS’s ability to attain the expected financial benefits from the ClickDealer transaction, (2) any impacts to the ClickDealer business from our acquisition thereof, (3) the COVID-19 pandemic or other public health crises; (4) management of our international expansion as a result of the ClickDealer acquisition; (5) changes in client demand for our services and our ability to adapt to such changes; (6) the entry of new competitors in the market; (7) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (8) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (9) the performance of DMS’s technology infrastructure; (10) the ability to protect DMS’s intellectual property rights; (11) the ability to successfully source, complete and integrate acquisitions; (12) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate material weaknesses therein, including any integration of the ClickDealer business; (13) changes in applicable laws or regulations and the ability to maintain compliance; (14) our substantial levels of indebtedness; (15) volatility in the trading price on the NYSE of our common stock and warrants; (16) fluctuations in value of our private placement warrants; and (17) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

About DMS:

Digital Media Solutions, Inc. (NYSE: DMS) is a leading provider of data-driven, technology-enabled digital performance advertising solutions connecting consumers and advertisers within the auto, home, health, and life insurance, plus a long list of top consumer verticals. The DMS first-party data asset, proprietary advertising technology, significant proprietary media distribution, and data-driven processes help digital advertising clients de-risk their advertising spend while scaling their customer bases. Learn more at https://digitalmediasolutions.com.

Investor Relations
investors@dmsgroup.com

For inquiries related to media, contact marketing@dmsgroup.com

For the full press release, please visit https://investors.digitalmediasolutions.com/news/default.aspx

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Balance Sheets
(in thousands, except per share data)

	March 31, 2023	December 31, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$20,066	$48,839
Accounts receivable, net of allowances of $4,785 and $4,656, respectively	56,369	48,109
Prepaid and other current assets	4,177	3,296
Income tax receivable	2,536	1,966
Total current assets	83,148	102,210
Property and equipment, net	16,719	17,702
Operating lease right-of-use assets, net	1,943	2,187
Goodwill	83,445	77,238
Intangible assets, net	52,829	27,519
Other assets	723	765
Total assets	$238,807	$227,621
Liabilities, Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable	$45,598	$39,908
Accrued expenses and other current liabilities	12,188	7,101
Current portion of long-term debt	2,250	2,250
Tax Receivable Agreement liability	164	164
Operating lease liabilities - current	2,175	2,175
Contingent consideration payable - current	1,466	1,453
Total current liabilities	63,841	53,051
Long-term debt	254,358	254,573
Deferred tax liabilities	1,662	1,112
Operating lease liabilities - non-current	1,734	2,232
Warrant liabilities	13,031	600
Contingent consideration payable - non-current	2,457	—
Total liabilities	337,083	311,568
Preferred stock, $0.0001 par value, 100,000 shares authorized; 80 Series A and 60 Series B convertible redeemable issued and outstanding, respectively.	4,993	—
Stockholders' deficit:
Class A common stock, $0.0001 par value, 500,000 shares authorized; 39,957 issued and outstanding at March 31, 2023	4	4
Class B convertible common stock, $0.0001 par value, 60,000 shares authorized; 25,699 issued and outstanding at March 31, 2023	3	3
Class C convertible common stock, $0.0001 par value, 40,000 authorized; none issued and outstanding at March 31, 2023	—	—
Additional paid-in capital	(16,614)	(14,054)
Treasury stock, at cost, 138 and 0 shares, respectively	(181)	(181)
Cumulative deficit	(45,494)	(32,896)
Total stockholders' deficit	(62,282)	(47,124)
Non-controlling interest	(40,987)	(36,823)
Total deficit	(103,269)	(83,947)
Total liabilities, preferred stock and stockholders' deficit	$238,807	$227,621

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Operations
(Unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022

Net revenue	$90,313	$109,110
Cost of revenue (exclusive of depreciation and amortization)	68,042	77,834
Salaries and related costs	12,226	13,705
General and administrative expenses	12,856	11,107
Depreciation and amortization	5,082	7,060
Acquisition costs	2,345	13
Change in fair value of contingent consideration liabilities	13	2,591
Loss from operations	(10,251)	(3,200)
Interest expense	6,699	3,687
Change in fair value of warrant liabilities	3,764	(1,840)
Net loss before income taxes	(20,714)	(5,047)
Income tax (benefit) expense	(13)	310
Net loss	(20,701)	(5,357)
Net loss attributable to non-controlling interest	(8,103)	(2,223)
Net loss attributable to Digital Media Solutions, Inc.	$(12,598)	$(3,134)

Weighted-average shares outstanding - basic	39,957	35,576
Loss per share attributable to Digital Media Solutions, Inc.:
Basic and diluted - per common shares	$(0.32)	$(0.09)

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net loss	$(20,701)	$(5,357)
Adjustments to reconcile net loss to net cash used in operating activities
Allowance for credit losses	563	532
Depreciation and amortization	5,082	7,060
Amortization of right-of-use assets	242	—
Lease restructuring charges	—	(126)
Stock-based compensation, net of amounts capitalized	1,258	1,842
Amortization of debt issuance costs	390	453
Deferred income tax provision (benefit), net	550	(392)
Change in fair value of contingent consideration	13	2,591
Change in fair value of warrant liabilities	3,764	(1,840)
Loss from preferred warrants issuance	553	—
Change in income tax receivable and payable	(570)	732
Change in accounts receivable	(1,371)	(7,368)
Change in prepaid expenses and other current assets	(657)	1,150
Change in accounts payable and accrued expenses	6,638	(1,263)
Change in operating lease liabilities	(537)	—
Change in other liabilities	—	38
Net cash used in operating activities	(4,783)	(1,948)
Cash flows from investing activities
Additions to property and equipment	(1,215)	(1,617)
Acquisition of business, net of cash acquired	(35,320)	—
Net cash used in investing activities	(36,535)	(1,617)
Cash flows from financing activities
Payments of long-term debt and notes payable	(562)	(563)
Proceeds from preferred shares and warrants issuance, net	13,107	—
Distributions to non-controlling interest holders	—	(563)
Net cash provided by (used in) financing activities	12,545	(1,126)
Net change in cash and cash equivalents	(28,773)	(4,691)
Cash and cash equivalents, beginning of period	48,839	26,394
Cash and cash equivalents, end of period	$20,066	$21,703

Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period For
Interest	$6,349	$3,218
Income taxes	7	—
Non-Cash Transactions:
Contingent and deferred acquisition consideration	$2,457	$2,591
Stock-based compensation capitalized in property and equipment	121	100
Capital expenditures included in accounts payable	176	216

Non-GAAP Financial Measures

In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this earnings release includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including Variable Marketing Margin, Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted Net Income and Adjusted EPS. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below.

As explained further below, we use these financial measures internally to review the performance of our business units without regard to certain accounting treatments, non-operational, extraordinary or non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement.

Variable Marketing Margin

Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts.

Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations.

Below is a reconciliation of net loss to Variable Marketing Margin and net loss % of revenue to Variable Marketing Margin % of revenue.

The following table provides a reconciliation of Variable Marketing Margin to net loss, the most directly comparable GAAP measure (in thousands, except percentages):

	Three Months Ended March 31,
	2023	2022
Net loss	$(20,701)	$(5,357)
Net loss % of revenue	(23)%	(5)%

Adjustments to reconcile to variable marketing margin:
Cost of revenue adjustment (1)	4,670	6,777
Salaries and related costs	12,226	13,705
General and administrative expenses	12,856	11,107
Acquisition costs	2,345	360
Depreciation and amortization	5,082	7,060
Change in fair value of contingent consideration	13	2,591
Change in fair value of warrant liabilities	3,764	(1,840)
Interest expense	6,699	3,687
Income tax (benefit) expense	(13)	310
Total adjustments	47,642	43,757
Variable marketing margin	$26,941	$38,400
Variable marketing margin % of revenue	30%	35%
______________
(1)Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin (“VMM”).

Adjusted EBITDA, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion

Adjusted EBITDA is defined as net (loss) income, excluding (a) interest expense, (b)income tax (benefit) expense, (c) depreciation and amortization, (d) impairment of intangible assets, (e) change in fair value of warrant liabilities, (f) debt extinguishment, (g) stock-based compensation, (h) change in Tax Receivable Agreement liability, (i) restructuring costs, (j) acquisition costs, and (k) other expense.

In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized.

Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods.

Unlevered Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, and Unlevered Free Cash Flow Conversion is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

The following table provides a reconciliation between Adjusted net income and Adjusted EBITDA, and Unlevered Free Cash Flow, from Net loss, the most directly comparable GAAP measure (in thousands):

	Three Months Ended March 31,
	2023	2022
Net loss	$(20,701)	$(5,357)
Adjustments
Interest expense	6,699	3,687
Income tax (benefit) expense	(13)	310
Depreciation and amortization	5,082	7,060
Change in fair value of warrant liabilities	3,764	(1,840)
Termination of DMS Voice	2,117	—
Stock-based compensation expense	1,258	1,842
Restructuring costs	493	394
Acquisition and other related costs (1)	3,614	360
Change in fair value of contingent consideration liabilities	13	2,591
Other expense (2)	1,034	1,446
Adjusted EBITDA	3,360	10,493
Less: Capital Expenditures	1,215	1,617
Unlevered free cash flow	$2,145	$8,876
Unlevered free cash flow conversion	63.8%	84.6%
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post acquisition related costs.
(2)Includes legal and professional fees associated with the strategic alternatives, and credit agreement recapitalization.

A reconciliation of Unlevered Free Cash Flow to net cash provided by operating activities, the most directly comparable GAAP measure, is presented below (in thousands):

	Three Months Ended March 31,
	2023	2022
Unlevered free cash flow	$2,145	$8,876
Capital expenditures	1,215	1,617
Adjusted EBITDA	3,360	10,493
Acquisition and other related costs (1)	3,614	360
Change in fair value of contingent consideration liabilities	13	2,591
Other expenses (2)	1,034	1,446
Stock-based compensation	1,258	1,842
Restructuring costs	493	394
Change in fair value of warrant liabilities	3,764	(1,840)
Termination of DMS Voice	2,117	—
Subtotal before additional adjustments	(8,933)	5,700
Less: Interest expense	6,699	3,687
Less: Income tax (benefit) expense	(13)	310
Allowance for credit losses	563	532
Amortization of right-of-use assets	242	—
Lease restructuring charges	—	(126)
Stock-based compensation, net of amounts capitalized	1,258	1,842
Amortization of debt issuance costs	390	453
Deferred income tax provision (benefit), net	550	(392)
Change in fair value of contingent consideration	13	2,591
Change in fair value of warrant liabilities	3,764	(1,840)
Loss from preferred warrants issuance	553	—
Change in income tax receivable and payable	(570)	732
Change in accounts receivable	(1,371)	(7,368)
Change in prepaid expenses and other current assets	(657)	1,150
Change in accounts payable and accrued expenses	6,638	(1,263)
Change in operating lease liabilities	(537)	—
Change in other liabilities	—	38
Net cash used in operating activities	$(4,783)	$(1,948)
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post acquisition related costs.
(2)Includes legal and professional fees associated with the strategic alternatives, and credit agreement recapitalization.

Adjusted Net Income and Adjusted EPS

We use the non-GAAP measures Adjusted Net Income and Adjusted EPS to assess operating performance. Management believes that these measures provide investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial and operating performance. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We define Adjusted Net Income (Loss) as net loss attributable to Digital Media Solutions, Inc. adjusted for (x) costs associated with the change in fair value of warrant liabilities, debt extinguishment, Business Combination, acquisition-related costs, equity based compensation and lease restructuring charges and (y) the reallocation of net income (loss) attributable to non-controlling interests from the assumed acquisition by Digital Media Solutions, Inc. of all units of Digital Media Solutions Holdings, LLC (“DMSH LLC”) (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock of Digital Media Solutions, Inc. on a one-to-one basis. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A Common Stock outstanding, assuming the acquisition by Digital Media Solutions, Inc. of all outstanding DMSH LLC units (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock on a one-to-one-basis.

The following table presents a reconciliation between GAAP Earnings Per Share and Non-GAAP Adjusted Net Income and Adjusted EPS (In thousands, except per share data):

	Three Months Ended March 31,
	2023	2022
Numerator:
Net loss	$(20,701)	$(5,357)
Net loss attributable to non-controlling interest	(8,103)	(2,223)
Net loss attributable to Digital Media Solutions, Inc.- basic and diluted	$(12,598)	$(3,134)

Denominator:
Weighted average shares - basic and diluted	39,957	35,576

Net loss per common share:
Basic and diluted	$(0.32)	$(0.09)

	Three Months Ended March 31,
	2023	2022
Numerator:
Net loss attributable to Digital Media Solutions, Inc.- basic and diluted	$(12,598)	$(3,134)
Add adjustments:
Change in fair value of warrant liabilities	3,764	(1,840)
Acquisition costs	3,614	360
Change in fair value of contingent consideration liabilities	13	2,591
Restructuring costs	493	394
Stock-based compensation expense	1,258	1,842
	9,142	3,347
Adjusted net loss attributable to Digital Media Solutions, Inc. - basic and diluted	(3,456)	213

Denominator:
Weighted-average shares outstanding - basic and diluted	39,957	35,576
Weighted-average LLC Units of DMSH, LLC that are convertible into Class A common stock	25,699	25,728
	65,656	61,304

Adjusted EPS - basic and diluted	$(0.05)	$—